SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                       Form 8-K Amendment No. 2

                           CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 28, 2000
                          (September 2, 1999)


                    INTERNATIONAL MERCANTILE CORP.
    ..............................................................
        (Exact name of Registrant as specified in its charter)

      Missouri                    0-7693                  430970243
 .........................................................................
(State or other jurisdiction    (Commission             (IRS Employer
 of incorporation)               File Number)         Identification No.)

  1625 Knecht Ave., Baltimore, Maryland                      21277
 .........................................................................
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 410-242-5000
 ...........................................................................
       (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        The initial Form 8-K Report dated September 15, 1999 indicated that the financial statements and the pro forma financial information required by
Item 7 of Form 8-K would be filed by amendment not later than 60 days after September 17, 1999. On December 2, 1999 such financial information was filed pursuant to Amendment No.1 to the September 15, 1999 Form 8-K Report.

        This Amendment No. 2 to the September 15, 1999 Form 8-K Report hereby:

        1. Replaces in its entirety the financial statements and the pro forma financial information required by Item 7 contained in Amendment No.1 to the September 15, 1999 Form 8-K Report; and

        2. Includes the Stock Purchase Agreement by and between International Mercantile Corporation and Micromatix.com, Inc. erroneously not attached as an exhibit to the initial Form 8-K Report dated September 15, 1999.


(a)     Financial Statements:

        1.      Financial Statements of Business Acquired
        2.      Pro Forma Financial Statements.


(b)     Exhibits.

        10. Stock Purchase Agreement by and between International Mercantile Corporation and Micromatix.com Inc.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTERNATIONAL MERCANTILE CORP.

Date: April 28, 2000                            By:/s/C. Timothy Jewel
                                                   ------------------------
                                                 C. Timothy Jewel, President

                              MICROMATIX.com, INC.

                     (A COMPANY IN THE DEVELOPMENT STAGE)

                     Balance Sheet as of September 6, 1999
  Statements of Operations, Statements of Changes in Stockholders' Equity
   and Statements of Cash Flows for the Period September 2, 1999 (Date of
                      Inception) Through September 6, 1999

                              MICROMATIX.com, INC.
                       (A COMPANY IN THE DEVELOPMENT STAGE)
                               TABLE OF CONTENTS
                               SEPTEMBER 6, 1999


							       Page

Accountants' Review Report                                       1

Balance Sheets                                                   2

Statements of Operations                                         3

Statements of Changes in Stockholders' Equity                    4

Statements of Cash Flows                                         5

Notes to the Financial Statements                               6-9

To the Board of Directors and Stockholders
Micromatix.com, Inc., a Delaware corporation
Baltimore, Maryland


We have reviewed the accompanying balance sheet of Micromatix.com, Inc. (A company in the development stage) as of September 6, 1999, and the related statement of operations, changes in stockholders' equity, and cash flows for the period September 2, 1999 (Date of Inception) through September 6, 1999 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All the information included in these financial statements is the representation of the management of Micromatix.com, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.
Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.




Caruso & Caruso, CPAs', P.A.

Boca Raton, Florida
November 12, 1999

                              MICROMATIX.com, INC.
                     (A COMPANY IN THE DEVELOPMENT STAGE)
                                  BALANCE SHEET
                              AS OF SEPTEMBER 6, 1999


             ASSETS

Current Assets
--------------
     Cash and Cash Equivalents                               $     131
                                                             ---------
          Total Current Assets                                     131

Other Assets
------------
     Organization Costs, Net of Amortization                       357
                                                             ---------
          Total Other Assets                                       357
                                                             ---------
     Total Assets                                            $     488
                                                             =========

            LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
-------------------

     Total Current Liabilities                               $       0
                                                             ---------

Long Term Liabilities
---------------------

     Committments and Contingencies

          Total Long Term Liabilities                                0
                                                             ---------
     Total Liabilities                                               0
                                                             ---------

Stockholder's Equity
     Common stock-Class A - $.01 Par, 1,000 shares
     authorized,  1,000 shares outstanding                          10

     Additional paid in capital                                    490

     Deficit Accumulated During
     the Development Stage                                        (12)
                                                             ---------

     Total Stockholder's Equity                                    488
                                                             ---------
          Total Liabilities &
          Stockholder's Equity                               $     488
                                                             =========



   See Auditors' Report and Accompanying Notes to The Financial Statements

                            STATEMENT OF OPERATIONS
              FOR THE PERIOD SEPTEMBER 2, 1999 (Date of Inception)
                           THROUGH SEPTEMBER 6, 1999


Revenues
     Sales                                                    $       0
                                                              ---------
         Gross Profit                                                 0
                                                              ---------
Operating Expenses

     Amortization                                                    12
                                                              ---------

         Total Operating Expenses                                    12
                                                              =========

     Net (Loss)                                              ($      12)
                                                              =========
     Earnings (Loss) per Share of Common
       Stock-Basic (Note 1)                                  ($   0.012)
                                                              =========

     Weighted Average Shares                                      1,000
                                                              =========


  See Auditors' Report and Accompanying Notes to the Financial Statements

                             MICROMATIX.com, INC.
                   (A COMPANY IN THE DEVELOPMENT STAGE)
               STATEMENT OF CHANGES IN STOCKHOLDERS'' EQUITY
             FOR THE PERIOD SEPTEMBER 2, 1999 (Date of Inception)
                           THROUGH SEPTEMBER 6, 1999



                                                                                        DEFICIT
                                                                                      ACCUMULATED
                                                COMMON STOCK           ADDITIONAL     DURING THE
                                                                        PAID IN       DEVELOPMENT
                                              SHARES       AMOUNT       CAPITAL          STAGE

Incorporation, Micromatix.com, Inc.
  September 2, 1999 (Date of Inception)        1,000       $   10       $   490       $     0

Net (Loss)                                         0            0             0      (     12)
                                               -----------------------------------------------
                                               1,000       $   10       $   490      ($    12)
                                               ===============================================



  See Auditors' Report and Accompanying Notes to the Financial Statements

                            MICROMATIX.com, INC.
                     (A COMPANY IN THE DEVELOPMENT STAGE)
                           STATEMENT OF CASH FLOWS
          FOR THE PERIOD SEPTEMBER 2, 1999 (Date of Inception)
                          THROUGH SEPTEMBER 6, 1999


CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------

Net Loss                                                          ($    12)
Adjustments to Reconcile Net Income to Net Cash
  Provided by Operating Activities
     Depreciation & Amortization                                        12
     (Increase)Decrease in Assets                                        -

     Increase(Decrease)
       Liabilities                                                       -

                                                                  ---------
     NET CASH USED IN OPERATING ACTIVITIES                                0


CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------

     Organization Costs                                           (     369)
                                                                  ---------

  NET CASH USED IN INVESTING ACTIVITIES                                (369)


CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------

     Capital Contributions                                              490
     Issuance of Capital Stock                                           10
                                                                  ---------

  NET CASH PROVIDED BY FINANCING ACTIVITIES                             500
                                                                  ---------

NET INCREASE IN CASH							131

CASH - BEGINNING September 2, 1999 (Date of Inception                     0
                                                                  ---------
CASH - ENDING September 6, 1999                                   $     131
                                                                  =========


  See Auditors' Report and Accompanying Notes to the Financial Statements

                      MICROMATIX.com, INC.
               (A Company in the Development Stage)
                  NOTES TO FINANCIAL STATEMENTS


1.  Organization and Summary of Significant Accounting Policies

ORGANIZATION

Micromatix.com, Inc. (The Company) is a profit corporation organized under the laws of the State of Delaware on September 2, 1999. The Company was organized as an internet based personal computer manufacturing business that sells build-to-order unbranded or "white box" PC systems and PC related hardware throughout the United States to value added retailers and other marketers of micro computer systems.

DEVELOPMENT STAGE

The Company's principal operations, will be comprised of sales of build-to-order unbranded or "white box" PC systems and PC related hardware are in a start up phase as of September 6, 1999. Sales, manufacturing and distribution of personal computers and related PC hardware have not commenced as of the date of these financial statements. Substantially all the efforts of the Company have been focused on capitalization, the establishment of its website, internal infrastructure, production lines and development of a marketing team. Accordingly, the Company is in the Development Stage.

REVENUE RECOGNITION

Revenues will be derived primarily from sales of build-to-order personal computers and related PC hardware via the Company's business to business e:Commerce. Revenues related to these sales will be recognized when a computer product is shipped and invoiced.

EARNINGS PER SHARE

As per Financial Accounting Standards Board Statement of Financial Accounting Standards No. 128 (SFAS 128), Earnings Per Share, standards for computing and presenting earnings per share (EPS) applies to publicly held common stock or potential stock. It requires dual presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures. Basic EPS excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of commonn shares outstanding for the period.
Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulred in the issuance of common stock that then shared in the earnings (losses) of the entity. As the Company was not publicly traded as of the date of the financial statements and its capital structure is not complex as defined by generally accepted accounting principles, only basic EPS is presented.

                    MICROMATIX.com, INC.
             (A Company in the Development Stage)
               NOTES TO FINANCIAL STATEMENTS


INVENTORY

Inventory consists of parts, work in process and finished products and is valued at the lower of actual cost or market. The Company will maintain a perpetual inventory system and will determines quantities by the average cost method. As of the date of the financial statements, the Company had no inventory.

ADVERTISING EXPENSE

The Company recognizes advertising expenses in accordance with Statement of Position ("SOP") 93-7 "Reporting on Advertising Costs." As such, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the cost of communicating advertising in the period in which the advertising space or airtime is used.

PROPERTY AND EQUIPMENT

Property and equipment will be stated at cost. Depreciation will be computed using the straight-line method based on the estimated useful lives of the assets which range from three to five years. Costs for routine repairs and maintenance are expensed as incurred and gains and losses on the disposal of assets are recognized in the period such disposals occur.

INTANGIBLE ASSETS

Costs incurred to organize the Company are capitalized and
reported on the balance sheet as other assets.   The costs
will be amortized over a period of 5 years using the straight line method.

INCOME TAXES

The Company will file its tax return with the Internal
Revenue Service as a  C Corporation.  Deferred income taxes
are recognized by applying statutory tax rates to future
years' differences between the tax bases and financial
reporting amounts of assets and liabilities.    Due to the
fact that the Company is in the development stage, no deferred tax asset/valuation allowance has been recognized for the losses incurred to date, as it is not determinable that the Company will realize any tax benefit from such losses. Loss carryforwards, if any, expire fifteen years following the tax year end in which they occur.

                    MICROMATIX.com, INC.
             (A Company in the Development Stage)
               NOTES TO FINANCIAL STATEMENTS


USE OF ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting periods.
Actual results could vary from these estimates and assumptions.

CONCENTRATIONS OF RISK

The Company is potentially subject to concentrations of inventory supply risk involving future supplies of component computer parts. The company assumes that computer chip and memory availability will remain constant. This assumption subjects the Company to concentrations of risk should the availability of these items become uncertain in the future.

RECENT ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board issued SFAS No.
133, Accounting for Derivative Instruments and Hedging
Activities effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The Company does not anticipate the impact of this pronouncement will be material.

1.  Officers' Compensation

The Company's day to day activities were managed by certain officers, who contributed their time on the Company's behalf without compensation in either cash or stock. No value for these services has been determined or recorded on the accompanying financial statements.

2.  Contingencies

The Company's management has confirmed that as of the date of the financial statements the Company is not involved in any lawsuits nor is there any pending litigation.

                    MICROMATIX.com, INC.
             (A Company in the Development Stage)
               NOTES TO FINANCIAL STATEMENTS

3.  YEAR 2000

Many currently installed computer systems and software products are coded to accept only two-digit entries in the date code field and cannot reliably distinguish dates beginning January 1, 2000 from dates prior to the year 2000. Many companies' software and computer systems may need to be upgraded or replaced in order to correctly process dates beginning in 2000 and to comply with the "Year 2000" requirements. The Company has reviewed its internal programs and has determined that there are no significant Year 2000 issues within the Company's systems or services. In addition, the Company utilizes third party hardware, software and services that may not be Year 2000 compliant. Although the Company believes that its software and the hardware and software provided by third parties is Year 2000 compliant, the Company may be wrong. If the Company is wrong, it could face unexpected expenses to resolve any related issues and any unexpected interruptions could be harmful to its business.

4.  Subsequent Events

On September 6, 1999, the Company merged with International Mercantile Corporation (IMTL), an OTC Bulletin Board publicly traded company with no substantial assets or liabilities. Shareholders of the Company received 1,000 shares of IMTL common stock for each share of the Company, a total of 1,000,000 shares issued, in exchange for 100% of the outstanding stock of the Company. The transaction is, in substance, a recapitalization of the Company and not a business combination and, accordingly was accounted for as a capital transaction with no recognition of goodwill or other intangible assets. Subsequent to the merger, the owners of the Company assumed the management of IMTL and owned approximately 15.91% of the outstanding stock of IMTL representing 47.98% of the voting rights.

           --------------------------------

The Company entered into a lease for its corporate offices and manufacturing facilities in Baltimore, Maryland on September 7, 1999. The lease is a six year agreement, which began on October 1, 1999. The lease encompasses commercial facilities of approximately 35,000 square feet. Rent for the first year is $14,274 per month plus applicable sales tax, utilities, maintenance and property tax reimbursement and will increase approximately 5% in each of the succeeding five years. As a result of the merger described in the previous paragraph the lease was assigned to International Mercantile Corporation.

Future minimum requirements are:
                   FYE 9/6/00        $  185,564
                   FYE 9/6/01           183,036
                   FYE 9/6/02           187,040
                   FYE 9/6/03           187,040
                   FYE 9/6/04           195,790
                   Thereafter           192,790
                                     ----------
                                     $1,131,260
                                     ==========

                         MICROMATIX.com, INC.

                (A COMPANY IN THE DEVELOPMENT STAGE)
                             UNAUDITED
                Balance Sheet as of September 30, 1999
 Statements of Operations, Statements of Changes in Stockholders' Equity
  and Statements of Cash Flows for the Period September 2, 1999 (Date of
                Inception) Through September 30, 1999

                     INTERNATIONAL MERCANTILE CORPORATION
                     (A COMPANY IN THE DEVELOPMENT STAGE)
                              TABLE OF CONTENTS
                             SEPTEMBER 30, 1999



                                                                    Page

    Accountants' Compilation Report                                   1

    Balance Sheet                                                     2

    Statement of Operations                                           3

    Statement of Changes in Stockholders' Equity                      4

    Statement of Cash Flows                                           5

    Notes to the Financial Statements                                6-13

To the Board of Directors and Stockholders
International Mercantile Corporation, a Missouri corporation Baltimore, Maryland

We have compiled the accompanying balance sheet of International Mercantile Corporation (a company in the development stage) as of September 30, 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for the period beginning September
2, 1999 (Date of Inception) through September 30, 1999 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All the information included in these financial statements is the representation of management of International Mercantile Corporation.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.





Caruso & Caruso C.P.A.s', P.A.


Boca Raton, Florida
December 1, 1999

                   INTERNATIONAL MERCANTILE CORPORATION
                    (A COMPANY IN THE DEVELOPMENT STAGE)
                               BALANCE SHEET
                          AS OF SEPTEMBER 30, 1999
                                  UNAUDITED

	      ASSETS

Current Assets
--------------
     Cash and Cash Equivalents                                   $    5,641
     Inventory                                                       16,559
     Prepaids and Other Assets                                       15,179
                                                                 ----------
           Total Current Assets                                      37,379

Investments
-----------
     Investment in University Mortgage, Inc. Stock                  725,642
                                                                 ----------
Fixed Assets
------------
     Fixed Assets, net of Accumulated Depreciation                  184,595
                                                                 ----------
Other Assets
------------
     Organization Costs, Net of Amortization                         70,578
     Deposits                                                        28,548
                                                                 ----------
         Total Other Assets                                          99,126
                                                                 ----------
         Total Assets                                            $1,046,742
                                                                 ==========

           LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
-------------------
     Accounts Payable and Accrued Expenses                       $  117,193
     Accrued Interest Payable                                           756
       Loan Payable - Related Parties, Current Portion               25,000
                                                                 ----------
         Total Current Liabilities                                  142,949

Long Term Liabilities
---------------------
     Committments and Contingencies
     Loan Payable - Related Party            $150,000
       Less:  Current Portion                 -25,000               125,000
                                             --------            ----------
         Total Long Term Liabilities                                125,000
                                                                 ----------
         Total Liabilities                                          267,949

Stockholders' Equity
--------------------
     Common stock-Class A - $.01 Par, 31,000,000 shares
       authorized,  7,135,782 shares outstanding                     71,358
     Common stock-Class B - $.01 Par, 2,000,000 shares
       authorized,  2,000,000 shares outstanding                     20,000
     Preferred stock - Series 1 - $.10 Par, 10,000,000 shares
       authorized,  -0- shares outstanding
     Preferred stock - Series 2 - $.10 Par, 2,000,000 shares
       authorized,  -0- shares outstanding
     Preferred stock - Series 1 - $.10 Par, 5,000,000 shares
       authorized,  -0- shares outstanding
     Additional paid in capital                                     727,700
     Deficit Accumulated During the Deveolpment Stage               -40,265
                                                                 ----------
       Total Stockholders' Equity                                   778,793
                                                                 ----------
         Total Liabilities & Stockholders' Equity                $1,046,742
                                                                 ==========


         See Accompanying Notes and Accountants' Compilation Report

                    INTERNATIONAL MERCANTILE CORPORATION
                    (A COMPANY IN THE DEVELOPMENT STAGE)
                            STATEMENT OF OPERATIONS
                FOR THE PERIOD SEPTEMBER 2, 1999 (Date of Inception)
                            THROUGH SEPTEMBER 30, 1999
                                   UNAUDITED

Revenues
     Sales                                                      $        0
     Cost of Merchandise Sold                                            0
                                                                ----------
        Gross Profit                                                     0
                                                                ----------
Operating Expenses

     Amortization                                                      460
     Auto Expense                                                       17
     Depreciation                                                    1,188
     Dues & Subscriptions                                              464
     Interest Expense                                                  756
     Office Supplies & Expense                                         112
     Repairs & Maintenance                                           2,024
     Salaries & Related Costs & Benefits                            32,821
     Supplies                                                        1,454
     Telephone                                                          30
     Temporary Help                                                    300
     Travel, Meals & Promotion                                         639
                                                                ----------
        Total Operating Expenses                                    40,265
                                                                ----------

     Net (Loss)                                                 ($  40,265)
                                                                ==========

     Earnings (Loss) per share of Common
       Stock - Basic (Note1)                                    ($  0.0051)
                                                                ==========

     Weighted Average Shares                                     7,937,964
                                                                ==========



          See Accompanying Notes and Accountants' Compilation Report

                     INTERNATIONAL MERCANTILE CORPORATION
                     (A COMPANY IN THE DEVELOPMENT STAGE)
                 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
              FOR THE PERIOD SEPTEMBER 2, 1999 (Date of Inception)
                           THROUGH SEPTEMBER 30, 1999
                                   UNAUDITED

                                                                                                                  DEFICIT
                                                                                                               ACCUMULATED
                                                                    COMMON STOCK             ADDITIONAL         DURING THE
                                                                                              PAID IN          DEVELOPMENT
                                                              SHARES        AMOUNT            CAPITAL             STAGE
                                                          ---------------------------------------------------------------
Balance,  September 2, 1999 (Date of Inception)                1,000          $10              $490                  $0

   Reverse acquisition, September 6, 1999
     Exchange of Micromatix.com, Inc., a Delaware corp
       Common Stock                                           -1,000          -10              -490                   0


Issuance of Common Stock of International Mercantile
Corporation a Missouri corp to owners of Micromatix.com, Inc., a Delaware corporation

    Class A Common Stock                                   1,500,000       15,000                 0                   0
    Class B Common Stock                                   1,000,000       10,000                 0                   0

Outstanding Common Stock of International Mercantile
Corporation, a Missouri corp.,
    Class A  Common Stock                                  5,635,782       56,358           727,700                   0
    Class B  Common Stock                                  1,000,000       10,000                 0                   0


Net (Loss)                                                         0            0                 0             -40,265
                                                          ---------------------------------------------------------------
Balance,  September 31, 1999                               9,135,782      $91,358          $727,700            ($40,265)
                                                          ===============================================================


             See Accompanying Notes and Accountants' Compilation Report

                       INTERNATIONAL MERCANTILE CORPORATION
                       (A COMPANY IN THE DEVELOPMENT STAGE)
                           STATEMENT OF CASH FLOWS
               FOR THE PERIOD SEPTEMBER 2, 1999 (Date of Inception)
                           THROUGH  SEPTEMBER 30, 1999
                                 UNAUDITED

CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------

Net Loss                                                       ($  40,265)
Adjustments to Reconcile Net Income to Net Cash
  Provided by Operating Activities
      Depreciation & Amortization                                   1,648
      (Increase)Decrease In
          Investment in University Mortgage, Inc. Stock          -725,642
          Inventory                                               -16,559
          Prepaids & Other Assets                                 -15,179
          Deposits                                                -28,548
          Organization Costs                                      -71,038
      Increase(Decrease)
          Accounts Payable &  Accrued Expenses                    117,193
          Accrued Interest                                            756
                                                                ---------
  NET CASH USED IN OPERATING ACTIVITIES                          -777,634

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
          Acquisition of Fixed Assets                            -185,783
                                                                ---------
  NET CASH USED IN INVESTING ACTIVITIES                          -185,783

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from Loans                                         150,000
      Capital Contributions                                       727,700
      Issuance of Capital Stock                                    91,358
                                                                ---------

  NET CASH PROVIDED BY IN FINANCING ACTIVITIES                    969,058
                                                                ---------

NET INCREASE IN CASH                                                5,641

CASH - BEGINNING September 2, 1999(Date of Inception)                   0
                                                                ---------

CASH - ENDING September 30, 1999                                $   5,641
                                                                =========

       See Accompanying Notes and Accountants' Compilation Report

                   INTERNATIONAL MERCANTILE CORPORATION
                  (A Company in the Development Stage)
                        NOTES TO FINANCIAL STATEMENTS
                                UNAUDITED

1.  Organization and Summary of Significant Accounting Policies

ORGANIZATION

International Mercantile Corporation (The Company) is a profit corporation organized under the laws of the State of Missouri on March 10, 1971 as International Mercantile Corporation (IMTL). On July 31, 1999, the Company liquidated its' majority interest holdings in its' subsidiary, University Mortgage, Inc., which represented the Company's operations, through a new issuance of University Mortgage, Inc. stock to a related third party investor in consideration of its capital investment in University Mortgage, Inc. The result of this action left an OTC Bulletin Board publicly traded company with no substantial assets or liabilities. On September 6, 1999, the Company merged with Micromatix.com, Inc. (the predecessor company), a newly formed Delaware corporation which maintained an Internet based personal computer manufacturing business that sells build-to-order unbranded or "white box" PC systems and PC related hardware throughout the United States to value added retailers and other marketers of micro computer systems. Shareholders of the predecessor company received 2,500 shares of the Company's stock for each share of the predecessor company; a total of 2,500,000 shares issued, in exchange for 100% of the outstanding stock of the predecessor company. The merger is being accounted for as a capital transaction with no recognition of goodwill or other intangible assets. Subsequent to the merger, the owners of the predecessor company assumed the management of the Company and owned approximately 26.92% of the outstanding stock of the Company representing 48.32% of the voting rights. Since this transaction is, in substance, a recapitalization of Micromatix.com, Inc. (the predecessor company) and not a business combination, pro forma information is not presented. Accordingly, the historical data contained in the financial statements is that of the predecessor company.

DEVELOPMENT STAGE

The Company's principal operations, comprised of sales of build-to-order unbranded or "white box" PC systems and PC related hardware are in a start up phase as of October 31, 1999. Although some sales, manufacturing and distribution of personal computers and related PC hardware has commenced as of the date of these financial statements, there has been no significant revenue generated therefrom. Substantially all the efforts of the Company have been focused on capitalization of the Company, the establishment of its' website, internal infrastructure, production lines and development of a marketing team. Accordingly, the Company is in the Development Stage.

                   INTERNATIONAL MERCANTILE CORPORATION
                   (A Company in the Development Stage)
                       NOTES TO FINANCIAL STATEMENTS
                                UNAUDITED

REVENUE RECOGNITION

Revenues are derived primarily from sales of build-to-order personal computers and related PC hardware via the Company's business to business e:commerce. Revenues related to these sales are recognized when a computer product is shipped and invoiced.

INVENTORY

Inventory consists of parts, work in process and finished products and is valued at the lower of actual cost or market. The Company maintains a perpetual inventory system and determines quantities by the average cost method.

ADVERTISING EXPENSE

The Company recognizes advertising expenses in accordance with Statement of Position ("SOP") 93-7 "Reporting on Advertising Costs." As such, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the cost of communicating advertising in the period in which the advertising space or airtime is used.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets which range from three to five years. Costs for routine repairs and maintenance are expensed as incurred and gains and losses on the disposal of assets are recognized in the period such disposals occur.

SOFTWARE DEVELOPMENT COSTS

Internal and external costs incurred to develop internal-use software are capitalized during the application development stage and will be amortized over three years once operations begin.

INTANGIBLE ASSETS

Costs incurred to organize the Company are capitalized and reported on the balance sheet as other assets. The costs will be amortized over a period of 5 years using the straight line method.

                    INTERNATIONAL MERCANTILE CORPORATION
                    (A Company in the Development Stage)
                       NOTES TO FINANCIAL STATEMENTS
                                  UNAUDITED
INCOME TAXES

The Company files its tax return with the Internal Revenue Service as a C Corporation. Deferred income taxes are recognized by applying statutory tax rates to future years differences between the tax bases and financial reporting
amounts of assets and liabilities.    Due to the fact that the Company is in
the development stage, no deferred tax asset/valuation allowance has been recognized for the losses incurred to date, as it is not determinable that the Company will realize any tax benefit from such losses. Loss carryforwards, if any, expire fifteen years following the tax year end in which they occur.

USE OF ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting period. Actual results could vary from these estimates and assumptions.

CONCENTRATIONS OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents in bank deposit accounts, the balances of which, at times, may exceed federally insured limits. Additionally, the Company assumes that computer chip and memory availability will remain constant. This assumption subjects the Company to concentrations of risk should the availability of these items become uncertain in the future.

EARNINGS PER SHARE

As per Financial Accounting Standards Board Statement of Financial Accounting Standards No. 128 (SFAS 128), Earnings Per Share, standards for computing and presenting earnings per share (EPS) applies to publicly held common stock or potential common stock. It requires dual presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures. Basic EPS excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

                  INTERNATIONAL MERCANTILE CORPORATION
                  (A Company in the Development Stage)
                      NOTES TO FINANCIAL STATEMENTS
                              UNAUDITED

EARNINGS PER SHARE, cont'd

In computing EPS as a result of the reverse acquisition, the number of shares outstanding for the period from September 2, 1999 until the date of the reverse acquisition, September 6, 1999, is the number of shares issued by the Company to the shareholders of the predecessor company. For the period September 6, 1999 to September 30, 1999 the number of shares considered to be outstanding is computed as actual number of shares of the Company outstanding during that period. The average number of shares outstanding for the full period being reported upon has been computed by averaging these two amounts. Other appropriate adjustments have been made to deal with changes in numbers of shares issued during the period.Diluted EPS were not computed as the Company's capital structure is not complex, having no dilutive instruments outstanding as of the date of the financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The Company does not anticipate the impact of this pronouncement will be material.

2.  Related Party Transactions

The Company's financing during its development stage has been provided by non-interest bearing loans and capital contributions to the Company by its shareholders. At September 30, 1999 the Company had liabilities to a major shareholder of $150,000 in the form of an unsecured note payable bearing interest at 8% per annum. The note calls for six annual principle installments of $25,000 plus accrued interest. The note was issued for the purchase of machinery, office equipment and furniture from the shareholder. Accrued interest through September 30, 1999 was $756. In addition, shareholders' contribution amounts totaling $819,058 as of September 30, 1999 are recorded as par value class A and class B common stock and as additional paid in capital.

A B Securities, a shareholder of IMTL, acquired authorized but unissued shares of UMI diluting the voting and equity interest of IMTL in UMI to less than 5%.

                  INTERNATIONAL MERCANTILE CORPORATION
                  (A Company in the Development Stage)
                    NOTES TO FINANCIAL STATEMENTS
                              UNAUDITED

3.  Commitments

The Company leases its corporate offices and manufacturing facilities in Baltimore, Maryland under a six year lease agreement, which began on September 7, 1999 and included rent at no cost through September 30, 1999. The lease encompasses commercial facilities of approximately 40,000 square feet. Rent for the first year is $14,274 per month plus applicable sales tax, utilities, maintenance and property tax reimbursement and will increase approximately 5% in each of the succeeding five years.

Future minimum requirements are:
                                 12/31/99        $  42,823
                                 12/31/00          174,205
                                 12/31/01          182,371
                                 12/31/02          187,040
                                 12/31/03          189,957
                                 Thereafter        326,317
                                                   -------
                                                $1,102,713
                                                ==========

4.  Officers' Compensation

Prior to the reverse acquisition, the Company's day to day activities were managed by certain officer/shareholders, who contributed their time on the Company's behalf without compensation in either cash or stock. No value for these services has been determined or recorded on the accompanying financial statements. The Company currently employs these two individuals and fourteen other employees at their administrative and operating facilities in Baltimore, Maryland.

5.  Fixed Assets

Fixed assets for the Company consisted of the following at September 30, 1999:


                                                     Accumulated
                                    Fixed Asset      Depreciation    Balance
                                    -----------      ------------    ---------

Furniture & Fixtures                $    32,000      $        162    $  31,838
Manufacturing/Warehouse Equip            33,000               167       32,833
Computer Hardware                        52,862               375       52,487
Transportation Equip                      7,000                50        6,950
Office Equipment                         28,000               199       27,801
Software Systems                         32,921               235       32,686
                                    -----------      ------------    ---------

                                    $   185,783      $      1,188    $ 184,595
                                    ===========      ============    =========


                       INTERNATIONAL MERCANTILE CORPORATION
                       (A Company in the Development Stage)
                          NOTES TO FINANCIAL STATEMENTS
                                     UNAUDITED

6.  Investment in University Mortgage, Inc.

The Company has a minority interest in University Mortgage, Inc. as a result of the liquidation of its majority interest on July 31, 1999. The Company reflects this majority interest on the balance sheet as an investment at cost, the basis of which, is adjusted by the earnings and losses reported by Universal Mortgage, Inc.
in accordance with generally accepted accounting principles. At September 30, 1999 the balance of the Company's investment is $725,642.

7.  Contingencies

The Company's management has confirmed that as of the date of the financial statements the Company is not involved in any lawsuits nor is there any pending litigation.

An unwind provision exists as part of the merger agreement, whereby the merger agreement could be rendered void. Management, however, believes that the provision will not be exercised as all other provisions of the merger agreement have been fulfilled as of the date of these financial statements.

8.  YEAR 2000

Many currently installed computer systems and software products are coded to accept only two-digit entries in the date code field and cannot reliably distinguish dates beginning January 1, 2000 from dates prior to the year 2000. Many companies' software and computer systems may need to be upgraded or replaced in order to correctly process dates beginning in 2000 and to comply with the "Year 2000" requirements. The Company has reviewed its' internal programs and has determined that there are no significant Year
2000 issues within the Company's systems or services.  The
Company has completed modifications to its internal systems to attempt to ensure Year 2000 compliance. The costs of these modifications was not material and involved a reallocation of internal resources rather than incremental expenditures. In addition, the Company utilizes third party hardware, software and services that may not be Year 2000 compliant. Although the Company believes that its' software and the hardware and software provided by third parties is Year 2000 compliant, the Company may be wrong. If the Company is wrong, it could face unexpected expenses to resolve any related issues and any unexpected interruptions could be harmful to its business.

                    INTERNATIONAL MERCANTILE CORPORATION
                    (A Company in the Development Stage)
                       NOTES TO FINANCIAL STATEMENTS
                                UNAUDITED

9.  Subsequent Events

Subsequent to September 30, 1999 the Company instituted an unqualified
employee stock option plan.   The terms of such options are
contracted between each eligible employee and the Company on a case by case basis. As of the date of these financial statements, 7 such plans are either active, pending the start of employment or under negotiation; none are vested.

Subsequent to September 30, 1999 and through the date of the Accountants' Compilation Report, the Company sold to unrelated private investors 878,493 shares of Class A Common stock for a total of $ 250,000.

In October, 1999, the Company entered into a consulting agreement with an individual for securities consulting and corporate investment banking services. In addition to 150,000 shares of Class A common stock issued on October 13, 1999, compensation for this individual is to be equal to 10% of capital funds raised.

On October 15, 1999 the Company entered into a three year irrevocable investment agreement with an unrelated third party (Private
Equity Company) for a private equity line of common stock totaling an aggregate $5 million. The agreement calls for the Company to put up to $1 million of common stock to the Private Equity Company at a purchase price equal to 91% of the Company's per share "Market Price." Market price is defined as the lowest closing bid of the Company's common stock during the 20 business days following each "Put Date." As compensation to enter into this agreement, the Private Equity Company received a warrant to purchase 150,000 shares of the Company's common stock. The
Private Equity Company shall also receive an amount of Warrants equal to 10% of the number of shares purchased under each Put, exercisable at a price equal to 110% of the market price of each Put. The agreement further calls for a $25,000 due diligence fee and a $100,000 non usage fee (less 10% of the dollar amount Put during the 6 month period) in the event the Company fails to Put
$1 million of common stock each 6 month period during the agreement's 3 year term.

On October 15, 1999 the Company entered into a $1 million private placement agreement with an unrelated third party. The placement will be sold on a best efforts basis to qualified institutional investors.

                   INTERNATIONAL MERCANTILE CORPORATION
                   (A Company in the Development Stage)
                       NOTES TO FINANCIAL STATEMENTS
                                UNAUDITED

Subsequent Events cont'd

On November 1, 1999 the Company entered into a four month consulting agreements with two individuals for securities consulting and corporate investment banking services. Monthly compensation for each of these individuals is to be at the Company's option, either in the form of a total of 25,000 shares of Class A common stock or $8,000. On November 3, 1999 each individual was issued 25,000 shares of Class A common stock of the Company as their first month's compensation.

On November 15, 1999 the Company entered into a capital lease transaction with an unrelated third party for the purpose of financing the Company's operational and accounting software systems. The lease is for a term of three years including monthly payments of $1,235 plus applicable sales tax and concludes with a $1 buy out option at the end of the lease term.

On November 23, 1999 the Company entered into an agreement to manufacture 3,000 whitebox computer units per month beginning December of 1999 with a national satellite distributed program network marketing group.
The agreement is open ended and has no minimum purchase requirements.

On November 23, 1999, a director/shareholder contributed $425,000 as additional paid in capital to fund operations.